Exhibit 10.1

                          CONSULTING SERVICE AGREEMENT

  THIS CONSULTING SERVICE AGREEMENT is made effective this 1st day of September,
                                  2002 by and;

BETWEEN:

     GUARDIAN BIOTECHNOLOGIES INC. OF IPW, 110 GYMNASIUM PLACE, SASKATOON, SK., CANADA S7N 0W9
     (HEREINAFTER  REFERRED  TO  AS  "GUARDIAN")

AND:

     CONSULTANT, DR. SUN LEE, OF 65-1, WONCHON-DONG, YUSUNG-GU, DAEJON CITY, REPUBLIC OF KOREA


WHEREAS:

A. Dr. Sun Lee is the president of NEXGEN TECHNOLOGIES INC. (hereinafter referred to as "NEXGEN"), which is engaged in conducting research and development of molecular farming and providing screening services for genetically engineered organism ("GMO") in Korea;

B. GUARDIAN is a newly incorporated firm which targets molecular farming in Canada for the long-term and GMO services and sales of scientific instruments in North America for short-term; and

C. GUARDIAN considers it to be in its best interest to engage Dr. Sun Lee as a consultant to receive consulting services with regard to molecular farming, GMO services and the sales of scientific instruments on the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESS THAT THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.   ENGAGEMENT
     ----------

1.1 Subject to the terms and conditions hereof, GUARDIAN hereby engages Dr. Sun Lee to receive the marketing consulting services set out in Section 2.1 hereof (the "Services").

1.2 Dr. Sun Lee's obligation to perform the Services shall commence following the completion of the list of the Services, and will continue from the Effective Date until terminated in accordance with Article 4 hereof (the "Term").

2.   SERVICES
     --------

2.1 Provide and/or help GUARDIAN to develop gene designs, which will be used in establishing molecular farming in Canadian Market.

2.2 Assist GUARDIAN in establishing its business in Canada with regard to staffing, administration, preparation of corporate records, and set-up of place of its business and equipment for research and development.

2.3 Assist in transferring NEXGEN's proprietary technologies necessary for GUARDIAN to provide GMO services in Canada.

2.4 Assist GUARDIAN in negotiating with ToyLab, which is a Korean manufacturer of scientific instruments that will be imported to Canada for distribution by GUARDIAN.


3.   CONSIDERATION
     -------------

3.1 In consideration for the Services, GUARDIAN shall pay Dr. Sun Lee $80,000 CAD annually.


4.   TERMINATION  AND  RENEWAL
     -------------------------

4.1 This agreement may be terminated by GUARDIAN upon the occurrence of any default by Dr. Sun Lee by giving written notice to Dr. Sun Lee specifying the nature of the default. A default will be defined as the occurrence of any one ore more of the following:

     a. Dr. Sun Lee fails to perform any of the Services in the manner or within the time required herein or commits or permits a breach of or default in any of Dr. Sun Lee's covenants, duties or obligations hereunder; or
     b. GUARDIAN acting reasonably determines that Dr. Sun Lee or any of his agents or employees has acted, is acting or is likely to act in a manner detrimental to GUARDIAN or has violated the confidentiality of any information as provided for in this agreement.

4.2 This agreement may be renewed for consecutive one year terms, on an annual basis, as agreed to by both parties at the end of the Term.



5.   LAW
     ---

5.1 This agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the parties hereby irrevocably attorn to the courts of such Province.


IN WITNESS THEREOF, the parties above have caused this Agreement to be duly executed, as of the day and year set out below.


GUARDIAN  BIOTECHNOLOGIES  INC.


By:      /s/ SCOTT LEE                                       September  1,  2002
     -------------------------------------                   -------------------
        Scott  Lee,  Director                                   Date


CONSULTANT


By:       /s/ SUN LEE                                        September  1,  2002
      -------------------------------------                  -------------------
        Dr.  Sun  Lee                                        Date